EXHIBIT 10.12

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 9, 2007 among FLIR SYSTEMS, INC., an Oregon corporation (the “Company”), certain Subsidiaries of the Company as Designated Borrowers (together with the Company, the “Borrowers” and, each a “Borrower”), the Subsidiary Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 6, 2006 (the “Credit Agreement”);

WHEREAS, the Company is requesting that the Lenders modify certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to amend certain terms of the Credit Agreement on the terms, and subject to the conditions, set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Waiver. The Required Lenders hereby waive any Default or Event of Default now existing as a result of the Company’s failure to deliver quarterly financial statements as required by Section 7.01(b) of the Credit Agreement for the fiscal quarter ended December 31, 2006. This is a one-time waiver and shall be effective only in the specific circumstances provided for above and only for the purposes for which given.

2. Amendments to Credit Agreement.

(a) Section 7.01(a). The reference to “120 days” appearing in Section 7.01(a) of the Credit Agreement is hereby amended and replaced with a reference to “90 days”.

(b) Section 7.01(b). The words “each of the fiscal quarters” appearing in Section 7.01(b) of the Credit Agreement are hereby amended and replaced with the words “each of the first three fiscal quarters”.

3. Effectiveness; Conditions Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Loan Parties and the Required Lenders.

4. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, the Subsidiary Guarantor reaffirms its guaranty obligations set forth in the Credit Agreement.

5. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it.

6. Representations. The Loan Parties represent and warrant to the Lenders that the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof.

7. Release. In consideration of the Lenders entering into this Amendment, the Loan Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

8. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:

FLIR SYSTEMS, INC. an Oregon corporation

By:	/s/ Stephen M. Bailey
Name:	Stephen M. Bailey
Title:	Sr. V.P. Finance, CFO

FLIR SYSTEMS, B.V. a Netherlands corporation

By:	/s/ Arne Almerfors
Name:	Arne Almerfors
Title:	Attorney in Fact

FLIR SYSTEMS HOLDINGS A.B. a Swedish corporation

By:	/s/ Arne Almerfors	/s/ Stephen M. Bailey
Name:	Arne Almerfors	Stephen M. Bailey
Title:	President	Sr. V.P. Finance, CFO

FLIR SYSTEMS A.B. a Swedish corporation

By:	/s/ Arne Almerfors	/s/ Stephen M. Bailey
Name:	Arne Almerfors	Stephen M. Bailey
Title:	President	Sr. V.P. Finance, CFO

FLIR SYSTEMS LTD. a company incorporated in England and Wales

By:	/s/ Arne Almerfors
Name:	Arne Almerfors
Title:	Managing Director

SUBSIDIARY GUARANTOR:	INDIGO SYSTEMS CORPORATION a California corporation

	By:	/s/ Stephen M. Bailey
	Name:	Stephen M. Bailey
	Title:	Sr. V.P. Finance, CFO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Dora A. Brown
	Name:	Dora A. Brown
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Daryl K. Hogge
	Name:	Daryl K. Hogge
	Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

	By:	/s/ David S. Dransfield
	Name:	David S. Dransfield
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Dale Parshall
	Name:	Dale Parshall
	Title:	Vice President

HSBC BANK USA, N.A., as a Lender

By:	/s/ Paul Ip
Name:	Paul Ip
Title:	Vice President

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK, as a Lender

By:	/s/ Don R. Carruth
Name:	Don R. Carruth
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Brandon Rolek
Name:	Brandon Rolek
Title:	Vice President

SVENSKA HANDELSBANKEN AB (publ), as a Lender

By:	/s/ Mark Cleary
Name:	Mark Cleary
Title:	Senior Vice President

By:	/s/ Nancy D’Albert
Name:	Nancy D’Albert
Title:	Vice President